SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 25, 2005

LADENBURG THALMANN FINANCIAL SERVICES INC.

(Exact Name of Registrant as Specified in Charter)

Florida	1-15799	65-0701248

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 409-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

     Effective as of March 25, 2005, Ladenburg Thalmann & Company Inc. (“Ladenburg”), the primary operating subsidiary of Ladenburg Thalmann Financial Services Inc. (“Company”), entered into an Employment Agreement (“Employment Agreement”) with Michael Philipps pursuant to which Mr. Philipps will serve as the head of Ladenburg’s Institutional Sales Trading Desk effective as of April 1, 2005.

     Pursuant to the Employment Agreement, Mr. Philipps (i) was granted an option (“Option”) to purchase 1,500,000 shares (“Option Shares”) of the Company’s common stock at an exercise price of $0.64 per share. The Option, which expires on March 25, 2015, will vest as to 250,000 shares on each of the first four anniversaries of the date of grant. An additional 125,000 shares will vest on the third anniversary of the date of grant and an additional 375,000 shares will vest on the fourth anniversary of the date of grant provided that the Commission Shares (defined below) have been purchased; (ii) entered into a Subscription Agreement with the Company to purchase 1,000,000 shares (“Purchased Shares”) of the Company’s common stock at $0.45 per share (or an aggregate purchase price of approximately $450,000); and (iii) entered into a Stock Purchase Agreement pursuant to which he is committed to purchase an additional 2,500,000 shares (“Commission Shares”) of the Company’s common stock at $0.64 per share, solely through the use of commissions to be generated by him.

     The Company has agreed to register for re-sale the Option Shares, Purchased Shares and Commission Shares. However, Mr. Philipps has agreed that he will not sell, transfer or assign any of the Purchased Shares and Commission Shares until November 15, 2005.

     The summary of the foregoing transactions are qualified in their entirety by reference to the text of the related agreements, which are attached as exhibits hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

10.1	Stock Option Agreement, dated as of March 25, 2005, between Ladenburg Thalmann Financial Services Inc. and Michael Philipps

10.2	Subscription Agreement between Ladenburg Thalmann Financial Services Inc. and Michael Philipps

10.3	Stock Purchase Agreement between Ladenburg Thalmann Financial Services Inc. and Michael Philipps

99.1	Press release dated March 29, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2005

LADENBURG THALMANN FINANCIAL SERVICES INC.
By:	/s/ Salvatore Giardina
	Name:	Salvatore Giardina
	Title:	Vice President and Chief Financial Officer

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